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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) October 8, 1998


                         IMPAC MORTGAGE HOLDINGS, INC.
               (Name of registrant as specified in its charter)

            Maryland                                  33-0675505
(State or other jurisdiction of        (I.R.S. employer identification number)
 incorporation or organization)

         20371 Irvine Avenue
     Santa Ana Heights, California                     92707
(Address of principal executive offices)             (Zip Code)

                   Issuer's telephone number: (714) 556-0122

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         (Former name or former address, if changed since last report)

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Item 5. Other Events

     (a) Reference is made to the press release issued to the public by the Registrant on October 8, 1998, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

     (b) Reference is made to the press release issued to the public by the Registrant on October 13, 1998, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

     (c) Reference is made to the press release issued to the public by the Registrant on October 15, 1998, the text of which is attached hereto as Exhibit 99.2, for a description of the events reported pursuant to this Form 8-K.

     (d) Reference is made to the press release issued to the public by the Registrant on November 6, 1998, the text of which is attached hereto as Exhibit 99.3, for a description of the events reported pursuant to this Form 8-K.


Item 7. Financial Statements and Exhibits

     (c)    Exhibits

     99     Press Release dated October 8, 1998.

     99.1   Press Release dated October 13, 1998.

     99.2   Press Release dated October 15, 1998.

     99.3   Press Release dated November 6, 1998.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 8, 1998

                                          IMPAC MORTGAGE HOLDINGS, INC.


                                          BY: /s/ Richard Johnson
                                             --------------------------------
                                             Richard Johnson
                                             Executive Vice President Finance
                                             and Chief Financial Officer

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